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                                                                   EXHIBIT 10.23

                       REPLAY NETWORK SERVICE AGREEMENT
                       --------------------------------

This Replay Network Service Agreement (this "Agreement") is made as of the ___ day of March, 2000 between ReplayTV, Inc., a Delaware corporation having its place of business at 1945 Charleston Road, Mountain View, California 94043 ("Replay Networks" or "Replay"), FOX Broadcasting Company ("FBC") a Delaware corporation having its principal place of business at 10201 West Pico Boulevard, Los Angeles, CA 90035.

WHEREAS, the parties hereto desire to enter into this Agreement to more fully describe their relationship and to provide for their respective rights and obligations as it relates to programming exhibited on FOX Network(s) (as defined below) and the Replay Network Service as more fully described herein.

In consideration of the foregoing and of the mutual promises contained below, the parties agree as follows:

1.   Definitions
     -----------
As used in this Agreement, the following terms shall have the following meanings:

a. "FOX Entity" shall mean each network, television station or other entity that is controlled by, or is wholly or partially owned by FBC or Fox Entertainment Group, Inc., either directly or indirectly.

b. "FOX Network" shall mean any FOX Entity which FBC elects to promote on the RNS (as defined below) pursuant to the terms of this Agreement.

c. "Lead-in, Lead-out Advertisements" shall mean advertisements or promotional content prior to and following, respectively, playback of any FOX Network programming.

d. "MFN Rate" shall mean the [***] rate charged by Replay for any of the RNS offerings, including, but not limited to, Replay Zones and pre-configured Replay Channels.

e. "Pause Advertisements" shall mean advertisements or promotional content displayed when a viewer pauses Fox Network programming.

f. "ReplayTV Platform" shall mean the hardware for the Replay Network Service (as defined below) and Replay Networks' reference implementation for such hardware (including specifications, schematics, bill of materials, FPGA source, PAL source, manufacturing documentation, and other documentation needed to manufacture the ReplayTV Platform), the ReplayTV Platform client software (including applications, operating system, device drivers, electronic program guide, and other unique Replay software), related peripheral equipment such as remote controls, and Replay owned patents, trademarks, and other intellectual property needed to market the ReplayTV

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Platform. Initially, the ReplayTV Platform shall consist of a stand-alone implementation (ReplayTV 1000 or ReplayTV 2000). Future ReplayTV Platforms, offered by Replay and original equipment manufacturer ("OEM") partners, may integrate additional features.

g. "Replay Network Service" or "RNS" shall mean the Replay Network Personal Television Service, a television and Internet based delivery service that enables customized, on-demand television viewing, custom content, and a television navigation portal via the ReplayTV Platform. Examples of services offered via the Replay Network Service might include Replay Zones (as defined below), sponsored Replay Channels (as defined below), unique sponsored content, messaging, commerce, software updates, electronic programming guide data, and time services. As used in this Agreement, the term Replay Network Service or RNS does not include any delivery or viewing of any content (including, without limitation, the FOX Networks) over the internet other than the FOX Content which is expressly licensed to Replay for delivery (but not viewing) over the internet. The Replay Network Service includes "Basic" services, "Premium" (monthly or periodic fee) services, and Pay-Per-View services.

h. "Replay Channels" are locally stored personalized channels with associated television programming. Replay Channels may be created by a user, via explicit specification of show or theme-based recording criteria. Replay Channels may also be automatically created from a Replay Zone, based on information provided by Replay or the content provider. Replay Channels are listed on the Replay Guide, where all locally stored and available television programming is listed.

i. "Replay Zones" are promotional offerings that, when invoked, automatically select and record television programming of interest to a user. Replay Zones are displayed to the user on the Zone Guide, a television portal or launch location from which pertinent television services may be selected for automatic recording. When selected by the user, a Replay Zone may immediately select programming to be recorded or may offer the user more detailed selection criteria for automatically recording television programming.

j. "FOX Content" shall mean the content (other than the content of the FOX Networks) that FBC elects to integrate into the RNS. This content may include program information, text, pictures, graphics, sound, video and other data related to television program services or personal television program services related to each of the television program services.

2.   Term
     ----

The term of this Agreement (the "Term") shall commence as of March 9, 2000 and expire one year later on March 8, 2001, unless earlier terminated in accordance with this Agreement. FBC shall have a unilateral right to extend the Term of this Agreement for two additional periods of one year each by providing notice thereof to Replay no less

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than [***] prior to the end of the Term.

3.  License; Reservation of Rights
    ------------------------------

a. In consideration of the relationship contemplated by this Agreement, FBC hereby grants to Replay a [***] license to the [***] and all programming included in the [***] and the [***], to the extent FBC owns the copyright in such programming or such [***] or has received the requisite rights in such programming or such [***] from the copyright holder to grant such license, for [***] distribution through the ReplayTV Platform and the Replay Network Service [***]. It is expressly understood that nothing herein shall be construed to grant Replay a license to any FOX Entity that is not a FOX Network or a license to exhibit [***] to the public for a fee or other consideration. It is expressly understood that Replay intends to deliver, and is licensed to deliver, [***] from Replay servers to Replay devices using communication services utilizing the internet for storage on Replay devices only.

b. Nothing contained in this Agreement, the existence of this Agreement, nor the issuance of any press release concerning or relating to this Agreement shall constitute a waiver of or an estoppel against any right of any FOX Entity to assert any right or claim against Replay with regard to any cause of action that any FOX Entity may believe it may have against Replay, all of which rights are hereby explicitly reserved.

4.  Content Rights and Responsibilities
    -----------------------------------

a. FBC will be responsible for creating, selecting, producing, and providing all FOX Content during the Term of this Agreement and for clearing all rights and obtaining all requisite consents for the use of the FOX Content in the manner contemplated by this Agreement. FBC represents and warrants that the FOX Content shall be consistent in quality and standards with the FOX Networks and accordingly shall not contain programming that is defamatory, lewd, pornographic or obscene. Replay shall not make any alterations, modifications, additions, or deletions (including, without limitation, the overlaying of any advertisements or promotional materials, text, graphics or interactive links other than any such text or graphics that are operational or informational as it relates to the use of the RNS) to any of the FOX Networks, the FOX Content (including, without limitation, credit obligations, copyright, trademark notices and the like) or to any programming on the FOX Networks or any FOX Content in any Replay Channel or Replay Zone, except with the prior approval of FBC in its absolute discretion. In addition, Replay agrees that it will not modify, insert or delete any advertising or promotional materials in any programming on the FOX Networks or in the FOX Content without the prior approval of FBC in its absolute discretion. Replay hereby agrees that the requirement for FBC's prior approval of any such alterations, modifications, additions or deletions to any advertisements or promotional materials in programming on the FOX Networks or any FOX Content shall [***]. Notwithstanding anything to the contrary in this Agreement, Replay

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acknowledges that FBC does not believe that Replay has any rights to include
[***] without the prior approval of FBC in its absolute discretion. Notwithstanding anything to the contrary in this Agreement, FBC acknowledges that Replay believes it has all necessary rights to include [***] without the prior approval of FBC. Notwithstanding anything to the contrary in this Agreement, FBC and Replay agree that nothing contained in this Agreement shall constitute:

     i.    a waiver of any right or claim against the other party;
     ii.   an estoppel against the right of the other party to assert any claim;
     iii. an admission by Replay that it lacks a right or requires a license or other permission from FBC; or
     iv. an admission by FBC that a right has been granted or a concession has been made to Replay that a license or other permission is not required from FBC;

with respect to [***]. All such rights and claims are expressly reserved.

b. Replay shall provide a template and interface requirements (the "Interface Requirements") to serve as a basis for each of the Replay Channels, FOX Network Replay Zones (hereinafter "Fox Zone"), and other RNS components. Examples of Interface Requirements include text fonts and sizes, color palettes, and maximum image sizes, for the purpose of working within the RNS. Replay shall have the right to verify that all [***] meets the Interface Requirements, and to reject any content that does not meet the requirements. All [***] must conform to the RNS content specifications, to be supplied to FBC, which specifications may be modified by Replay at its sole discretion from time to time with no less than thirty days prior notice of any such modification to FBC. Replay shall use commercially reasonable efforts to implement a process which will allow FBC to update, modify, delete or otherwise alter [***] on each FOX Network Replay Channel and FOX Zone on no less than a weekly basis via a telephone line or other mutually agreed upon electronic interface method. FBC shall be allowed to update the look and feel of each FOX Network Replay Channel and the FOX Zone (subject to the Interface Requirements) at reasonable time intervals to be mutually agreed by FBC and Replay in accordance with delivery requirements to be provided to FBC by Replay.

c. As between FBC and Replay, all right, title and interest in the FOX Networks and the FOX Content shall remain the property of FBC. All right, title and interest in the Replay Zones and the Replay Channels (other than the FOX Networks, the FOX Content or any element thereof) shall remain the property of Replay. Replay acknowledges and agrees that all trade names, trademarks and service marks of FBC and its program suppliers (collectively, the "FBC Marks") shall remain the property of FBC or such program supplier, as applicable, and nothing in this Agreement shall confer on Replay any right of ownership in any of the FBC Marks. All uses of the FBC

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Marks shall inure to the benefit of FBC or such program supplier, as applicable.
FBC acknowledges and agrees that all trade names, trademarks and service marks of Replay (the "Replay Marks") shall remain the property of Replay and nothing in this Agreement shall confer on FBC any right of ownership in any of the Replay Marks. All uses of the Replay Marks shall inure to the benefit of Replay.

d. Replay shall include in its user instruction manuals (no earlier than the next scheduled revision to such manuals) a statement that says -- ,"It is the intent of Replay that this product be used in full compliance with the copyright laws of the United States and that prior permission from copyright owners may be required for certain public performances and certain commercial uses."


5.   Replay Zones
     ------------

a. Replay shall develop a Replay Zone Guide in which FBC may promote the programming of [***]. Replay shall provide FBC with prominent positioning to be used for [***] on [***] of the RNS Zone Guide for [***]. In the event FBC exercises its option to purchase at least [***] additional [***], Replay shall provide FBC with prominent positioning to be used for [***] on [***] of the RNS Zone Guide for (i) [***] if [***] of the RNS Zone Guide has [***] or (ii) [***] if [***] of the RNS Zone Guide has [***]. Replay will have [***] on the [***] of the RNS Zone Guide. In the event FBC exercises its option for additional Fox Zones provided in paragraph 5(c) for [***] additional [***], Replay will provide FBC additional FOX Zone slots within the [***] RNS Zone Guide pages as follows:
(i) [***] on [***] of the RNS Zone Guide and (ii) unless FBC has been provided with [***] on [***] as described above, [***] within pages [***] of the RNS Zone Guide. In the event FBC exercises its option for additional Zones provided in paragraph 5(c) for [***] additional [***], Replay will provide FBC additional FOX Zone slots within the [***] RNS Zone Guide pages as follows: (i) [***] on [***] of the RNS Zone Guide and (ii) [***] within [***] of the RNS Zone Guide. The number of Fox Zones on pages [***] shall be reduced to [***] at such time that FBC has been provided [***] on [***] of the RNS Zone Guide. Subject to the limitations described in the two immediately preceding sentences, FBC shall have the right to move any of its FOX Zones to different pages within the RNS Zone Guide. When selected by an RNS user, a FOX Zone will display a full screen of programming options as developed and maintained by FBC to meet the Interface Requirements. RNS will enable the RNS user to select one or more of the available programming options set forth in the FOX Zone, which will automatically provide for future recording of FOX Content or portions of the FOX Networks. Such automatically recorded FOX Network programming shall reside in a FOX Network Replay Channel which will be branded with a FBC specified logo, according to a template provided by Replay. FBC will keep the

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programming information associated with the FOX Zones current and consistent with FOX Network programming on a weekly basis. FBC shall be free to determine [***] are promoted in a Zone and may promote [***] in each Replay Zone.

b. Replay and FBC will work together to establish processes for video and graphics content download for FOX Zones to ReplayTV Platforms using the RNS and FOX Networks. The parties agree that the amount of text, graphics, and video download will be limited to a reasonable, cost-effective connection time for platforms to the RNS. Downloads exceeding such reasonable connection time may be subject to an [***], to be mutually agreed by Replay and FBC.
Replay will use best efforts to reach an initial deployment of the FOX Zones in the second quarter of 2000 with a graphics implementation. It is currently intended that a subsequent software release for ReplayTV Platforms will support video-oriented promotional content in the FOX Zones.

c. Replay will provide to FBC up to [***] FOX Zones [***] for the Term. FBC shall receive additional FOX Zones at a [***] (i) [***] of the Replay [***] for the sponsorship of a Replay Zone and (ii) the [***] for the sponsorship of a Replay Zone. FBC agrees that FBC (or a FOX Entity) will purchase [***] at [***] of the [***] described in clauses (i) and (ii) of the immediately preceding sentence for the Term of this Agreement and shall receive its [***] of the [***] as a result of agreeing to this purchase. During the initial term of this Agreement (but not during any additional period), FBC may elect to purchase up to [***] additional Replay Zones at the rates described in the previous sentence and, if FBC does so elect, FBC shall receive [***] of the [***] Zones described in the first paragraph of this sentence for each Replay Zone it elects to purchase pursuant to this sentence. Replay and FBC hereby agree that the initial Replay [***] for the sponsorship of a Replay Zone shall be [***] , subject to market increases during the Term of the Agreement as determined by Replay. For purposes of this paragraph, a unit shall be considered to be an active unit in any month during which the unit communicates with the RNS on at least one occasion. Payments for Replay Zones shall commence on the [***] of (i) the [***] in which Replay Zones are made available for FBC's use and (ii) the [***] in which Replay commences charging all other participants who are contractually obligated to pay for Replay Zone usage. Replay will only charge FBC for [***] pursuant to the terms of this Agreement. Replay is only obligated to make FOX Zones available on units licensed under Paragraph 3(a).

6.   Advertising Services
     --------------------

Subject to Section 19 (b) hereof, upon FBC's election, the parties will negotiate in good faith for a period of [***] regarding opportunities presented by such technology, including the method, mechanics and economics of inserting or substituting advertisements and/or lead-in/lead-out advertisements, zone and/or pause time

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advertisements into any FOX Content or any programs broadcast by one or more FOX
Networks (each an "Advertising Service"). In the event that the parties fail to reach agreement prior to the expiration of the [***] period, Replay shall promptly offer FBC the option to utilize for the benefit of any FOX Network any and all Advertising Services that FBC desires pursuant to the More Favorable Terms (as defined below) that Replay has offered to any other entity for utilization of such Advertising Service(s).

7.  Enhanced Zone Sponsored Programming
    -----------------------------------


FBC may also elect to provide, and Replay may include as part of the RNS, supplemental programming associated with FOX Zone sponsored programs. Such FOX Content may include video out-takes, bloopers, behind-the-scenes footage, special interviews, etc. which enhance the programming of the FOX Networks. The applicable FOX Network may broadcast this enhanced programming content at its discretion, either before or after the show associated with such program enhancements has been broadcast, the promotional value of the placement of such enhancements being taken into account. The RNS will automatically record this enhanced content and append this content to the FOX Zone sponsored Replay Channel, subject to non-conflicting tuning requirements and available storage capacity for applicable ReplayTV Platforms. Replay agrees that there will be [***] to FBC for any such programming enhancements tied to FOX Zone sponsored programming for [***].

8.   Pre-Configured Replay Channel
     -----------------------------


Replay will use commercially reasonable efforts to pre-configure a FOX Network Replay Channel containing up to [***] of deletable, pre-recorded FOX
Network programming content on the ReplayTV Platform. FBC will provide pre-configured channel content in a mutually agreed format to Replay upon a mutually agreed schedule. The pre-configured channel will be capable of automatically recording future programs, based on the Replay Channel parameters defined by FBC. Replay agrees to [***] to FBC for [***]for the Term of this Agreement. FBC [***] additional pre-configured FOX Channels at a [***] which is the [***] (i) [***] for a pre-configured Replay Channel and (ii) [***] for a pre-configured Replay Channel.

9.   Personalized, Premium Services
     ------------------------------

At FBC's election, the parties shall negotiate with each other in good faith the terms on which they will cooperate to develop, launch and implement personalized, premium FOX Network channel(s) during the Term. The launch of any such service is predicated upon the mutual agreement of FBC and Replay that such service will provide value to RNS premium subscribers and deliver content that is unique and proprietary. To the extent that such mutual agreement is reached, FBC and Replay will use reasonable commercial efforts to launch such service(s).

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10.  FOX Network Replay Channel Branding
     -----------------------------------

Replay will use commercially reasonable efforts to develop the ability to overlay FOX Network brands on Replay Channels containing content broadcast on a FOX Network, created as a result of show-based, theme-based, or zone-based program selection. The FOX Network brand identifier will indicate the FOX Network on which a program episode was originally broadcast. The FOX Network brand identifier will be developed and provided by FBC according to a template developed and specified by Replay. Replay agrees that there will be [***] to FBC for any such branding pursuant to this paragraph.

11.  Electronic-Commerce
     -------------------

Replay shall use commercially reasonable efforts to develop the network capability to support electronic-commerce transactions, including using industry standard and approved security methods for billing of such transactions. At FBC's election, the parties shall discuss in good faith developing electronic purchasing of goods and services at a later date using the ReplayTV Platform. The details of this program, including the schedule for deployment, implementation detail, and economic terms, shall be developed and mutually agreed to in an amendment to this Agreement.

12.  Data
     ----

a. Consistent with applicable laws, any applicable Replay privacy policy and with Replay's agreement with its users of the RNS, Replay will collect viewership and usage data during the Term of this Agreement, from users of the RNS. This data will only be available in aggregate form and may be gathered via statistical sampling. Replay will summarize this viewership information and provide monthly viewership reports to FBC comprising the aggregate data collected in a format to be mutually agreed upon between the parties.

b. Again, subject to applicable laws, Replay privacy policies and Replay's agreement with its users of the RNS, Replay will also provide FBC with the ability to conduct reasonable qualitative and/or quantitative research among RNS users that also subscribe to personal television services, the scope of such research being subject to approval by Replay, which approval shall not be unreasonably withheld. For the purpose of conducting such research (and not for the purposes of sale to third parties), upon FBC's request, Replay will provide FBC's designated third party research vendor with access to RNS users via telephone contact information. In such event, FBC agrees that no contact information shall be provided by such third party research vendor to FBC and all data obtained from RNS users by such third party research vendor is to be shared and used by FBC and Replay for internal research purposes, with strict respect to the privacy of such RNS users.

c.   All data collected by Replay as set forth herein shall remain the property
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Replay and may be used by FBC only as provided herein.  Replay shall provide all of the information described in this Section 16 to FBC [***].

d. The parties hereto agree that (i) Replay shall not be obligated to provide to FBC any of the aforedescribed information to the extent that such information is specifically identifiable as information relating to programming that is broadcast on any network other than the Fox Networks and (ii) without FBC's prior approval, Replay shall not provide to any third party any of the aforedescribed information to the extent that such information is specifically identifiable as information relating to programming that is broadcast on any of the Fox Networks, it being understood and agreed that this Section 16(c) is not intended to prohibit the provision by Replay of any of the aforedescribed information in aggregate form, such that individual programs, networks or programmers cannot be identified.

13.  Future Service Offerings
     ------------------------

Replay will manage the delivery of software upgrades to the ReplayTV Platform via the RNS. Software updates will provide for field-upgradeable Replay Zones, Replay Channels, features, interfaces, and bug fixes. During the Term of this Agreement, FBC and Replay may agree to develop additional service offerings that will become future elements of the RNS and may be downloaded to the installed base of ReplayTV Platforms. Such service offerings shall be mutually agreed to on a project-by-project basis, including the amount of financial, creative, production, and technical resources each party shall commit.

14.  Customer Support and Billing
     ----------------------------

Replay or OEM partners shall provide all customer support for ReplayTV Platforms and the RNS service. Replay shall be responsible for end-user billing of premium and subscription services.

15.  Program Management
     ------------------

Replay agrees to assign a program manager to the FOX Networks for the purpose of supporting FOX Content updates and managing the FOX Network portion of the RNS. The support will be provided as reasonably necessary and without additional charge.

16.  Marketing, Promotion, and Advertising
     -------------------------------------

a. Replay agrees to provide FBC with [***] ReplayTV Platforms [***]. All ReplayTV Platforms provided to FBC will contain the highest memory/storage capacity available at Effective Date.

b. Nothing in this Agreement shall obligate either party to share data with the other party except (i) as outlined in Section 12(a); (ii) to the extent Replay shares data

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developed by it alone, and not in conjunction with third parties, with other media partners, Replay shall offer to share such data with FBC under the similar terms and conditions; (iii) to the extent Replay and third party media partners jointly develop data, Replay shall offer to share such data with FBC if the third party media partner approves of such sharing and then subject to similar terms and conditions as those terms and conditions under which Replay provides such data to third party media companies.

c. FBC and Replay agree to issue a joint press release announcing the relationship contemplated by this Agreement. Except as required by law, neither FBC nor Replay will issue a press release or other public announcement concerning this Agreement or the contents hereof, without the prior consent of the other party, which consent shall not be unreasonably withheld.

d. During the Term of this Agreement, FBC and Replay agree to work together to exploit reasonable and appropriate opportunities to promote the Replay Network Service and each premium service, if any, on a mutually acceptable basis.

e. During the Term of this Agreement, Replay agrees to use commercially reasonable efforts to include the FOX Network brands in Replay promotions and advertisements for the ReplayTV Platform.

17.  Right of First Negotiation
     --------------------------

a) At FBC's election, Replay shall negotiate with FBC in good faith for a period of [***] with respect to the utilization of future service offerings referred to in Section 9, Section 11 and Section 13 (including without limitation new Advertising Services) implemented on the RNS after the effective date hereof. Notwithstanding the foregoing, Replay agrees that it will not commence negotiations with any third party with respect to utilization of future service offerings referred to in Section 9, Section 11 and Section 13 earlier than the date on which Replay attempts, by written notice to FBC, to commence such negotiations with FBC. If Replay reaches agreement with any third party during the Term for any feature or service which was the subject of previous negotiations with FBC pursuant to this Section 17, then Replay shall promptly advise FBC and, upon request, offer to any FOX Network such feature or service on identical terms, excluding any terms which cannot be reduced to a monetary figure.

b) Notwithstanding anything to the contrary herein, in the event that Replay desires to develop a premium service for the delivery of [***] of any nature (the "Covered Matter"), Replay must negotiate with FBC first, [***] in good faith and for a period of [***] regarding the terms on which it would be willing to develop such service. The [***] period will commence upon [***] notice from either party. At no time prior to or during such [***] negotiation period shall Replay discuss with any third party any contract or agreement with respect to the Covered Matter.

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18.  Display of Logos
     ----------------

Each FOX Network shall have the right to display the Replay Networks logo on such FOX Network's print and on or off-network television advertising. Such logo may be displayed as a small icon in a peripheral portion of the FBC advertisement or promotion. All such FBC print and on- or off-network television advertising displaying the Replay Networks logo shall be subject to the prior approval of Replay, which approval shall not be unreasonably withheld. Reply Networks shall have the right to display the FOX Network logos and names in a peripheral portion of Replay on- and off-network advertisements and promotion media. All such Replay advertisements and promotional media displaying the FOX Network logos and names shall be subject to the prior approval of FBC. Except as expressly provided herein, neither party hereto shall have the right to use the trademarks, tradenames, servicemarks, logos or any other mark or name identifying the other party or any licensor of the other party without the prior written consent of the owner of such name or mark.

19.  Programming Fees and Discounts; Other Terms
     -------------------------------------------

a. Within thirty days after the execution of this Agreement by each of the parties hereto, FBC shall pay to Replay a [***] in the amount of [***]. Replay shall bear any and all additional costs and expenses incurred by it in the performance of its obligations under this Agreement. FBC will bear all costs and expenses incurred in the creation of the FOX Networks and the FOX Content, unless otherwise provided herein. During the Term of this Agreement and any extension, renewal or restatement hereof, for all RNS related fees, charges and expenses, each FOX Network shall receive the [***] of (i) the [***] and (ii) the [***] discount (no less than [***] off of the Replay [***]) available on RNS offerings.

b. Replay represents and warrants that, if Replay has entered into or enters into any agreement with any third party media company, studio, network or content provider with respect to any of the matters addressed in this Agreement, any Advertising Service, any premium personalized service, any electronic commerce service or any other current or future RNS offerings or services, which agreement provides any such third party any more favorable terms (each, a "More Favorable Term") than the comparable terms addressed in this Agreement or agreed to by the parties pursuant to Sections 6,9, 11 and 13 hereof, then and in that event, Replay shall promptly notify FBC of each such More Favorable Term. The availability of any More Favorable Term may be subject to one, or a clearly defined few, conditions, that is or are logically linked and directly tied to such More Favorable Term and which conditions provide a direct, immediate or foreseeable benefit to Replay; provided, that no FOX Network shall be obligated to perform any condition that such entity cannot reasonably perform or that is designed in such a way to make performance by a FOX Network impracticable, unlikely or impossible or that any FOX Network previously has performed or rendered a substantially equivalent performance hereunder. FBC shall have the option, at any time

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within [***] after FBC's receipt of notice of any More Favorable Term, to elect by written notice to Replay, to accept such More Favorable Term, together with any permitted conditions, in substitution for the comparable term in this Agreement.

FBC acknowledges that it has waived its right under this paragraph 19(b) to cause Replay to offer FBC any of the following terms:

     a) a [***] initial term followed by a unilateral option for FBC to extend the term for an additional [***]
     b)  more than [***] Replay Zones; and
     c) the right to cause Replay to develop e-commerce capability; to provide [***] Replay units to FBC for its use; or to promote the FBC/Replay relationship on Replay's website.

No more than [***] during each 12 month period of the term, FBC may require Replay to provide a written statement, signed by an officer of Replay, certifying that Replay has fully complied with the provisions set forth in this paragraph 19(b).

20.  Confidentiality and Nondisclosure
     ---------------------------------

a. Each party (the "receiving party") shall treat as confidential all Confidential Information (as hereinafter defined) of the other party (the "disclosing party") and shall not use such Confidential Information except as set forth in this Agreement. Each receiving party shall disclose Confidential Information of the disclosing party only to its directors, officers, employees and consultants and those of its corporate affiliates who are required to have such information in order for the receiving party to carry out the transactions contemplated by this Agreement and who have been advised of the obligations set forth in this Section 20. The receiving party shall promptly notify the disclosing party of any actual or suspected misuse or unauthorized disclosure of the disclosing party's Confidential Information.

b. For purposes of this Agreement, "Confidential Information" of a disclosing party shall mean any non-public and/or proprietary information of such party, including, without limitation, the terms of this Agreement, technical data, trade secrets, plans for products or services, marketing plans, software, and financial documents or data, in whatever form or medium. "Confidential Information" shall not include any information that (i) is in the public domain or has entered the public domain through no fault of the receiving party; (ii) was known to the receiving party at the time of disclosure to the receiving party, as demonstrated by files in existence at the time of disclosure; (iii) was independently developed by the receiving party without any use of the Confidential Information, as demonstrated by files created at the time of such independent development; or (iv) becomes known to the receiving party from a source other than the disclosing party, which disclosure is not in violation of the disclosing party's rights.

c.   If the receiving party receives a subpoena or order for the disclosure of

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

Confidential Information of the disclosing party or is otherwise required to disclose such information by law, the receiving party shall provide prompt notice of such subpoena or order to the disclosing party to enable the disclosing party to seek a protective order or otherwise prevent or restrict such disclosure. Upon expiration or termination of this Agreement, each party shall promptly return all Confidential Information of the other party.

d. The restrictions on use and disclosure of Confidential Information recited in this Section shall expressly survive any termination or expiration of this Agreement and shall remain in full force and effect for a period of [***] following any such termination or expiration.

21.  Indemnification
     ---------------

a. Replay will indemnify, defend and hold harmless each FOX Entity (and each of their respective present and former employees, agents, directors, shareholders and parent and subsidiary companies) against and from any and all claims, damages, penalties, liabilities, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel and court costs, but excluding lost profits and consequential damages) arising out of or relating to
(i) the breach by Replay of any of its covenants or obligations under this Agreement (ii) the use of any of Replay's equipment or software, to the extent that such use infringes, or is alleged to infringe, any U.S. copyright, mask work, patent or trademark, or misappropriates, or is alleged to misappropriate, any trade secret and (iii) any claim of infringement or misappropriation of any third party's copyright, patent, trademark, trade secret or other proprietary or intellectual property right or right of publicity which arises as a result of Replay's use of any material with respect to which Fox has given Replay reasonable prior notice that Fox does not have the requisite rights to grant to Replay for such use.

b. FBC will indemnify, defend and hold harmless Replay and each entity that it controls, is controlled by or is under common control with (and each of their respective present and former employees, agents, directors, shareholders and parent and subsidiary companies) against and from any and all claims, damages, penalties, liabilities, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel and court costs, but excluding lost profits and consequential damages) arising out of or relating to: (i) the breach by FBC of any of its covenants or obligations under this Agreement; and (ii) any claim that the FOX Networks or the FOX Content (A) infringes on, or constitutes a misappropriation of any third party's copyright, patent, trademark, trade secret or other proprietary or intellectual property right, or right of publicity or privacy; (B) is defamatory or trade libelous; (C) is lewd, pornographic or obscene; or (D) violates any laws regarding unfair competition, anti-discrimination or false advertising; provided that Replay shall, to like
                                          --------
extent, indemnify, defend and forever hold each FOX Entity harmless from and against any and all claims, damages, penalties, liabilities, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel and court costs, but excluding lost profits and

                                       13

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

consequential damages) arising out of any deletion from, alteration of, or addition to, the FOX Content by Replay or creation of any material by Replay (such as the creation of promotional material).

c. In the event that legal proceeding are instituted or a claim is asserted which may give rise to indemnification, the party seeking indemnification (the "Indemnified Party") shall provide prompt notice of such proceeding or claim to the party from whom indemnification is sought (the "Indemnifying Party"). The Indemnifying Party shall be entitled to defend against, negotiate, settle or otherwise deal with any such proceeding or claim, represented by counsel of its own choice at its own expense; provided that the Indemnified Party may
                               --------
participate in any such proceeding, with counsel of its own choice at its own expense, and no settlement of any such claim may be effected without the consent of the Indemnified Party, which consent will not be unreasonably withheld.

22.  Termination of Agreement; Survival of Provisions
     ------------------------------------------------

a.   This Agreement may be terminated by either party as follows:

(i) by any party upon a breach by another party of a material term of this Agreement and such breach shall remain unremedied for at least [***] after notice from a non-breaching party; and

(ii) by any party if any of the following events shall occur with respect to another party (A) a receiver is appointed for such other party or its assets;
(B) such other party becomes insolvent, is generally unable to pay its debts as they become due, makes an assignment for the benefit of its creditors or seeks relief under any bankruptcy or insolvency law; (C) if proceedings are commenced against such other party under any bankruptcy or insolvency law, such proceedings have not been vacated within [***] of the commencement thereof;
or (D) if such other party is liquidated, dissolved or ceases to do business.

b. The provisions of Sections 4 and 19 of this Agreement shall survive the termination or expiration of this Agreement.

23.  FOX Entities
     ------------

a. If FBC elects, Replay shall engage in discussions with any FOX Entity with respect to the negotiation of a mutually agreeable arrangement between Replay and each such FOX Entity on terms and conditions substantially similar to the terms and conditions set forth in this Agreement to the extent such terms and conditions are relevant and applicable to such other arrangements. Notwithstanding the foregoing, nothing contained herein shall prohibit any other FOX Entity from negotiating terms that are different from the terms contained herein, or which augment or supplement the terms contained herein.

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

b. Replay hereby agrees that FBC shall be entitled to designate up to three representatives to the Replay Advisory Council for the Term of this Agreement and any extensions hereof. The Replay Advisory Council shall meet on a quarterly basis at times mutually agreed and shall provide a forum for the discussion of industry developments and advances in technology as they relate to Replay's strategy and operations.

24.  Miscellaneous
     -------------

a. The relationship of the parties established by this Agreement is that of independent contractors, and nothing contained in this Agreement will be construed: (i) to give any party the power to direct and control the day-to-day activities of the other; (ii) to constitute the parties as partners, joint ventures, co-owners or otherwise as participants in a joint or common undertaking; or (iii) to allow any party to create or assume any obligation on behalf of the other for any purpose whatsoever.

b. If the performance of this Agreement or any obligations hereunder is prevented, restricted or interfered with by reason of fire or other casualty or accident, strikes or labor disputes, war or other violence, any law, order, proclamation, regulation, ordinance, demand or requirement of any government agency, or any other act or condition beyond the reasonable control of the parties hereto, the party so affected upon giving prompt notice to the other parties shall be excused from such performance during such prevention, restriction or interference.

c. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and terminates all prior arrangements or understandings (whether written or oral) with respect thereto. The terms of this Agreement may be amended or waived only by a written instrument signed by each of the parties hereto. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the parties and their respective successors and assigns.

d. None of the parties shall assign this Agreement or any of its rights, obligations or privileges hereunder without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, that FBC may so assign to any FOX Entity in connection with a sale of all or substantially all of its assets. Subject to the foregoing, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

e. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California without giving effect to principles of conflicts of law.

f. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

g. The section headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

h. Any notice required or permitted by this Agreement shall be given in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address as set forth above, or as subsequently modified by written notice.

i. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

ReplayTV, Inc.

By:  /s/ Kim LeMasters
Name:  Kim LeMasters
Title: Chief Executive Officer and Chairman


FOX BROADCASTING COMPANY

By:  /s/ Robert Quicksilver
Name: Robert Quicksilver
Title: President